UNITED STATES

    SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2007

En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Rosecrans Avenue, Suite 325 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 725-5200
Registrant’s telephone number, including area code

_____________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

    This Amendment No. 1 amends the Current Report on Form 8-K that En Pointe Technologies, Inc. filed with the Securities and Exchange Commission on October 30, 2007 concerning a lease agreement entered into by En Pointe Technologies Sales, Inc., a wholly-owned subsidiary of En Pointe Technologies, Inc. In particular, Exhibit 10-64, on page 17 contained an error as to the signing party on the lease. The original filing indicated the parent company as the signatory and this amendment corrects the signatory to be the parent's wholly-owned subsidiary, En Pointe Technologies Sales, Inc.

    The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10-64 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

    (d) Exhibits:

Exhibit Number	Description

Exhibit 10-64	Lease dated October 29, 2007 between Dominguez Channel, LLC and the Registrant for certain office properties located at 18701 S. Figueroa Street, Carson, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

October 31, 2007	By:	/s/ Robert A. Mercer
Name: Robert A. Mercer
Title: Corporate Secretary